SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 19, 1997

                                   CRIIMI MAE Inc.
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              (Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


 11200 Rockville Pike, Rockville, Maryland                       20852
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(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
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(Former name or former address, if changed since last report)

                           Exhibit Index on Page 4
Item 5. Other Events.
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CRIIMI MAE Inc. (the "Company") is issuing and selling pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on October 21, 1997 (Commission File Number 333-38409) (the "Registration Statement"), as supplemented by a Prospectus Supplement thereto dated November 18, 1997 (the "Prospectus Supplement"), $100,000,000 aggregate principal amount of senior unsecured notes due 2002. Closing on the sale is scheduled to occur on November 21, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

     4.0 Indenture between CRIIMI MAE Inc. and State Street Bank and Trust Company, as Trustee, dated as of November 21, 1997 for 9 1/8 percent Senior Notes due 2002

     4.1 First Supplemental Indenture dated as of November 21, 1997 to Indenture between CRIIMI MAE Inc. and State Street Bank and Trust Company, as Trustee, dated as of November 21, 1997 for Senior Notes due 2002

     4.2 Underwriting Agreement dated as of November 18, 1997 between CRIIMI MAE Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc.

     4.3    Specimen Note

     8.1    Opinion of Counsel re Tax Matters

     20     Rule 424(b)(5) Prospectus Supplement dated November 18, 1997

     25     Statement of Eligibility of Trustee on Form T-1



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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CRIIMI MAE Inc.


Date:   November 19, 1997                 By:  /s/ H. William Willoughby
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                                                   H. William Willoughby
                                                   President

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                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                               Page
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 4       Indenture between CRIIMI MAE Inc. and
         State Street Bank and Trust Company, as Trustee, dated as of November 21, 1997 for Senior Notes due 2002

 4.1 First Supplemental Indenture dated as of November 21, 1997 to Indenture between CRIIMI MAE Inc. and State Street Bank and Trust Company, as Trustee, dated as of November 21, 1997 for Senior Notes due 2002

 4.2 Underwriting Agreement dated as of November 18, 1997 between CRIIMI MAE Inc., Merrill Lynch & Co.,
         Merrill Lynch, Pierce, Fenner & Smith Incorporated and Lehman Brothers Inc.

 4.3     Specimen Note

 8.1     Opinion of Counsel re Tax Matters

*20      Rule 424(b)(5) Prospectus Supplement dated November 18, 1997

 25      Statement of Eligibility of Trustee on Form T-1

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*Filed by Registrant with the Commission on November 19, 1997 and incorporated herein by reference.
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